Exhibit 32.2

                          CERTIFICATION PURSUANT TO

                           18 U.S.C. SECTION 1350

                           AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Manchester Inc. (the “Company”) on Form 10-QSB for the period ended February 28, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d)

   of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the

   Company.

Date: April 14, 2005

/s/ Paul Minichiello

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Paul Minichiello

Principal Financial Officer